                                                                   Exhibit 3.125

STATE OF NEW YORK   }
                      SS:
DEPARTMENT OF STATE }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28 2002

                    [SEAL]
                STATE OF NEW YORK
               DEPARTMENT OF STATE

                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        SPECIAL DEPUTY SECRETARY OF STATE

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                                                                           INFO.
                                                                         B270465
                          CERTIFICATE OF INCORPORATION

                                       OF

                        WESTFIELD DISPOSAL SERVICE, INC.

     Under Section 402 of the Business Corporation Law

     The undersigned, natural person at least eighteen years of age, for the purpose of forming a corporation pursuant to the provisions of the Business Corporation Law of the State of New York, does hereby certify as follows:

     FIRST: The name of the corporation is WESTFIELD DISPOSAL SERVICE, INC.

     SECOND: The purpose of the corporation are to carry on the business of garbage disposal and further to engage in any lawful act or activity for which corporations may be organized under the Business Corporations Law of the State of New York. The corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency, or other body.

     THIRD: The office of this Corporation is to be located in the Village of Westfield, Chautauqua County and State of New York.

     FOURTH: The aggregate number of shares which the Corporation shall have the authority to issue is one thousand (1000) shares of one class only which shares are without par values.

     FIFTH: The Secretary of State of the State of New York is hereby designated as the agent of this Corporation upon whom process against this Corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against this corporation served upon him as agent for this Corporation is: 148 Union Street,

          Chautauqua                         New York, 14787.

                                        1
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     SIXTH: The duration of the corporation shall be perpetual.

     IN WITNESS WHEREOF, this certificate has been subscribed this 22nd day of September, 1983 by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

                                        /s/ Raymond L. Schuster
                                        ----------------------------------------
                                        Raymond L. Schuster
                                        148 Union Street
                                        Westfield, New York 14787

STATE OF NEW YORK     )
                      ) SS.:
COUNTY OF CHAUTAUQUA  )

     On this 22nd day of September in the year Nineteen Hundred and Eighty-Three before me personally came

                               RAYMOND L. SCHUSTER

to me known and known to me to be the same individual described in and who executed the foregoing certificate of incorporation and he acknowledged to me that he executed the same.

                                        /s/ Ruth A. Neal
                                        ----------------------------------------
                                            Notary Public
                                        [SEAL]
                                        RUTH A. NEAL #4464761
                                        NOTARY PUBLIC, STATE OF NEW YORK
                                        QUALIFIED IN CHAUTAUQUA COUNTY
                                        MY COMMISSION EXPIRES MARCH 30 1984

                                       -2-
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                             NYS DEPARTMENT OF STATE
================================================================================
     FILING RECEIPT         NAME RESERVATION (BUSINESS)
================================================================================
CORPORATION NAME

          WESTFIELD DISPOSAL SERVICE, INC. (RES FOR 60 DAYS)
--------------------------------------------------------------------------------
DATE FILED          DURATION & COUNTY CODE     FILM NUMBER        CASH NUMBER
          09/14/83                                  B020134-1             234449
--------------------------------------------------------------------------------
            NUMBER AND KIND OF SHARES             LOCATION OF PRINCIPAL OFFICE
--------------------------------------------------------------------------------
COMMENTS

         FOR BRANDT & LAUGHLIN (SUBMIT CTF FOR FILING)
         *INFO
--------------------------------------------------------------------------------
             ADDRESS FOR PROCESS                      REGISTERED AGENT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FEES AND/OR TAX PAID AS FOLLOWS


AMOUNT OF CHECK $_______   AMOUNT OF MONEY ORDER $00020.00 AMOUNT OF CASH $_____

$_________DOLLAR FEE TO COUNTY                       $       FILING
                                                     $       TAX
FILER NAME AND ADDRESS                               $       CERTIFIED COPY
           BRANDT & LAUGHLIN                         $ 20.00 CERTIFICATE
           2 W. MAIN ST.
           P.O. BOX 109                              TOTAL PAYMENT $  0000020.00
           FREDONIA NY
                                                         REFUND OF $
                                                                       TO FOLLOW
================================================================================
                                    GAIL S SHAFFER - SECRETARY OF STATE

                                        3
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                                                                       B025886

                          CERTIFICATE OF INCORPORATION

                                       OF

                        WESTFIELD DISPOSAL SERVICE, INC.

                                    ORIGINAL
                                                                   INFO. B270465
                             BRANDT & LAUGHLIN, P. C.
                                ATTORNEYS AT LAW
                     BRANDT, LAUGHLIN, SCHAACK, WHIPPLE
                                 AND CLARK, P.C.
                                Attorneys at Law
                               2 West Main Street
                            Fredonia, New York 14063

                Tuttle Law Print, Inc., Publishers, Rutland, VT.
                            STATE OF NEW YORK
                            DEPARTMENT OF STATE
                            FILED OCT 3 1983
                            AMT. OF CHECK $ 160
                            FILING FEE $ 100
                            TAX $ 50
                            COUNTY FEE $______
                            COPY $____________
                            CERT $____________
                            REFUND $__________
                            SPEC HANDLE $ 10
                            BY
                              ----------------
                                 Chautauqua

STATE OF NEW YORK   }
                      SS:
DEPARTMENT OF STATE }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON MAY 28 2002

                    [SEAL]
                STATE OF NEW YORK
               DEPARTMENT OF STATE

                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        SPECIAL DEPUTY SECRETARY OF STATE

                    CERTIFICATE OF CHANGE OF INCORPORATION OF

                        WESTFIELD DISPOSAL SERVICE, INC.

     Under Section 805-A of the Business Corporation Law.

     The undersigned, desiring to change the Certificate of Incorporation of WESTFIELD DISPOSAL SERVICE, INC., for the purpose of changing the address of the Corporation and the address for which the Secretary of State is to receive process, do hereby Certify that:

     FIRST: The name of the Corporation is WESTFIELD DISPOSAL SERVICE, INC., and the Corporation was formed under said name.

     SECOND: The Certificate of Incorporation was filed with the Department of State of the State of New York on October 3, 1983.

     THIRD: The Certificate of Incorporation is changed to change the designation of the address for service of process as follows:

     (a)  Paragraph the "fifth" is changed in part to read as follows:

         "The address to which the Secretary of State shall mail a copy of process in any action or proceeding against the Corporation which may be served upon him is: 148 Union Street, Westfield, New York 14787".

     FOURTH: The change of the Certificate of Incorporation of WESTFIELD DISPOSAL SERVICE, INC., was authorized by unanimous written consent of the Board of Directors.

     IN WITNESS WHEREOF, this Certificate has been subscribed this 28th day of December, 1984 by the undersigned who affirm that the statements made herein are true under the penalties of perjury.

                                        /s/ Raymond L. Schuster
                                        ----------------------------------------
                                        Raymond L. Schuster, President

                                        /s/ June M. Schuster
                                        ----------------------------------------
                                        June M. Schuster, Secretary.

STATE OF NEW YORK     )
COUNTY OF CHAUTAUQUA  ) ss.:

RAYMOND L. SCHUSTER & JUNE M. SCHUSTER being duly sworn depose and say:

That they are the President and Secretary of WESTFIELD DISPOSAL SERVICES, INC., the Corporation named in and described in the foregoing Certificate. That they have read the foregoing Certificate and know the contents thereof, and that the same is true of their own knowledge, except as to those matters therein stated to be alleged upon information and belief, and as to those matters they believe it to be true.

                                                /s/ Raymond L. Schuster
                                                --------------------------------
                                                Raymond L. Schuster, President

                                                /s/ June M. Schuster
                                                --------------------------------
                                                June M. Schuster, Secretary

Sworn to before me on this
28th day of December, 1984

/s/ Ruth A. Neal
-----------------
Notary Public

[SEAL]
RUTH A. NEAL 4464761
NOTARY PUBLIC, STATE OF NEW YORK
QUALIFIED IN CHAUTAUQUA COUNTY
MY COMMISSION EXPIRES MARCH 30 1986

                                      -2-

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                                December  , 1984

                         WESTFIELD DISPOSAL SERVICE INC.

                                 CERTIFICATE OF
                             CHANGE OF INCORPORATION
                       OF WESTFIELD DISPOSAL SERVICE, INC.

                             BRANDT & LAUGHLIN, P. C.
                                ATTORNEYS AT LAW
                                 2 West Main St.
                                    P.O.B. 109
                               FREDONIA, N.Y. 10463
                 Tuttle Law Print, Inc., Publishers, Rutland, VT.


                            STATE OF NEW YORK
                            DEPARTMENT OF STATE
                            FILED MAR 6 1985
                            AMT. OF CHECK $ 20
                            FILING FEE $ 20
                            TAX $_____________
                            COUNTY FEE $______
                            COPY $____________
                            CERT $____________
                            REFUND $__________
                            SPEC HANDLE $_____

                            BY /s/
                              ----------------
                                Chautauqua